UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2010

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 6, 2010, Cooper Industries plc ("Cooper") announced that Cooper and Danaher Corporation completed formation of a joint venture (the "Joint Venture") combining Cooper’s Tools business with certain Tools businesses from Danaher’s Tools and Components Segment. The Joint Venture, which was previously announced in March, 2010, has been named Apex Tool Group, LLC. Cooper and Danaher each own a 50% interest in the Joint Venture and have equal representation on the Joint Venture Board of Directors.

Item 9.01 Financial Statements and Exhibits.

99.1 Company press release dated July 6, 2010 titled, "Cooper Industries And Danaher Announce Tools Joint Venture Closing".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

July 9, 2010	By:	/s/ Bruce M. Taten

Name: Bruce M. Taten
Title: Senior Vice President, General Counsel and Chief Compliance Officer

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Exhibit Index

Exhibit No.	Description

99.1	Company press release dated July 6, 2010 titled, "Cooper Industries And Danaher Announce Tools Joint Venture Closing".